Finance Receivables	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Finance Receivables
Finance receivables
Finance receivables consist of receivables in relation to sales-type leases and non-current accounts receivable. The following table lists the components of the finance receivables as of December 31, 2017 and 2016:

As of December 31	2016	2017
(in millions)	EUR	EUR
Finance receivables, gross	569.7	330.6
Unearned interest	(5.1)	(6.6)
Finance receivables, net	564.6	324.0
Current portion of finance receivables, gross	450.7	62.1
Current portion of unearned interest	(3.3)	(3.0)
Non-current portion of finance receivables, net	117.2	264.9

The decrease in finance receivables as of December 31, 2017 compared to December 31, 2016 was mainly caused by fewer sales-type leases (including shorter durations) compared to prior year as well as a transfer of non-current accounts receivable to current assets in 2017.
At December 31, 2017, finance receivables, gross due for payment in each of the next 5 years and thereafter are as follows:

(in millions)	EUR

2018	62.1
2019	141.0
2020	116.7
2021	10.8
2022	—
Thereafter	—
Finance receivables, gross	330.6

We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, the aging of the finance receivables balances, and current economic conditions that may affect a customer’s ability to pay. In 2017, 2016 and 2015 we did not record any expected credit losses from finance receivables. As of December 31, 2017, the finance receivables were neither past due nor impaired.